Exhibit 99.1

Car Tech, LLC and AltEnergy Acquisition Corp Announce Definitive Business Combination Agreement to List Merged Company on the NASDAQ Capital Market

Seoul, Korea/Opelika, AL/New York, NY: February 21, 2024 Car Tech, LLC (“Car Tech”), a U.S. stamped auto-body parts manufacturer and subsidiary of leading Korean supplier, Shinyoung Co., Ltd., and AltEnergy Acquisition Corp. (NASDAQ: AEAE) (“AltEnergy”), a special purpose acquisition company, announced today that they have entered into a definitive business combination agreement that would result in Car Tech becoming a publicly traded company on the NASDAQ Capital Market. The transaction aims to expand Car Tech’s U.S. manufacturing operations with an emphasis on its growing EV battery-related body parts business.

“We anticipate this transaction will expand Car Tech’s manufacturing capacity so we can fill new signed orders with major global OEMs, and, at the same time, deepen our partnership with AltEnergy’s management team, sponsor, and affiliates, who have significant experience focusing on energy transition and battery investments,” said Chairman Hogap Kang of Shin Young.

“As the electric vehicle market is expected to grow dramatically, demand for high-quality special purpose car parts will increase accordingly. With special expertise in battery-related parts and an existing plant location plus a planned expansion in the booming Auto Corridor of the Southeastern U.S., we believe Car Tech is well-positioned to capitalize on these positive market trends,” noted AltEnergy CEO, Russell Stidolph.

Chairman Kang noted the global and dynamic nature of Car Tech’s business: “In a short time, Car Tech has become a trusted Tier-One vendor to BMW and is scheduled to supply battery-related parts to BlueOval, the Ford-SK On joint venture, starting in 2025. With these top-tier customers as a foundation, we see a bright future to warrant Shinyoung’s continued investment and support of the to-be merged entity.”

The Boards of Directors of AltEnergy and the Management Committee of Car Tech have each unanimously approved the proposed merger, which is expected to be completed in the first half of 2024, subject to regulatory approval, the approval of the proposed merger by AltEnergy’s stockholders and Car Tech’s members and the satisfaction or waiver of other customary closing conditions.

GLC Advisors & Co., LLC is acting as financial advisor to AltEnergy. Morrison Cohen LLP is acting as legal advisor to AltEnergy. Finhaven Capital Inc. is acting as the exclusive financial advisor to Car Tech. Dorsey & Whitney LLP is serving as legal advisor to Car Tech.

About Shinyoung/Car Tech: With over 50 years of technical expertise in the metal stamping industry, Shin Young Group was established as Shin-A Metal Company in 1974. Today, Shin Young and its affiliates provide body parts, molds, and automation solutions to major automotive companies worldwide, including in Korea, China, the U.S., and Germany. Car Tech was founded in 2016 to lead Shinyoung’s expansion of U.S. sales while being strategically positioned to diversify overseas sales and expand in the U.S. market. Car Tech is a Tier-One supplier that directly supplies parts to BMW, Volvo, and Volkswagen and is scheduled to supply battery cases for electric vehicles to BlueOval SK beginning in 2025.

About AltEnergy Acquisition Corp (NASDAQ: AEAE): AEAE is a blank-check company listed on the Nasdaq Global Market in 2021 to pursue a business combination with special focus in clean technology. AEAE is affiliated with AltEnergy, LLC, founded by Russell Stidolph, who has been investing successfully in this space since founding the alternative energy practice at JH Whitney in 2000. His previous investments span manufacturing and infrastructure companies including biofuels (Hawkeye Renewables), renewable power generation (Iowa Winds, American Heartland Wind, Broadview Energy), transmission infrastructure (Anbaric Power, Tres Amigas, Western Interconnect), and energy storage battery technology (Eos Energy Storage, now Eos Energy Enterprises, Inc., NASDAQ: EOSE). AltEnergy was the lead investor of Eos through its public listing and Mr. Stidolph serves as its chairman today.

About Finhaven™: Established in Canada in 2017 and led by CEO Dohyung “DH” Kim, Finhaven Technology Inc. is a fintech company that provides security token capital market infrastructure and investment platform, utilizing Web3 technologies. Using the platform, Finhaven’s vision extends to building a community of issuers and investors seeking an integrated, straightforward platform from lead generation to deal closing. Its subsidiary, Finhaven Capital, Inc. is an exempt market dealer registered in BC, AB, SK, MB, and ON in Canada, and provides financial advice to Car Tech LLC. Pickwick Capital Partners, LLC provides chaperone services to Finhaven Capital, Inc. For more information, please visit www.finhaven.com and www.finhaven.ca.

About GLC Advisors & Co., LLC: GLC Advisors & Co., LLC is a leading independent investment advisory boutique delivering objective, senior-level expertise to successfully execute financial advisory assignments. GLC’s professionals have advised on 900+ transactions involving over $800 billion of enterprise value across numerous industries and sectors. The firm’s offices are located in Denver, New York City, Los Angeles, and San Francisco. For more information, visit https://glca.com.

Additional Information

In connection with the proposed transaction, Car Tech will become a wholly-owned subsidiary of AltEnergy and AltEnergy will be renamed as of the closing of the proposed transaction. AltEnergy is expected to file a registration statement on Form S-4 (the “Form S-4”) with the U.S. Securities and Exchange Commission (“SEC”) that will include a proxy statement and prospectus. AltEnergy and Car Tech urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed transaction, as these materials will contain important information about Car Tech, AltEnergy and the proposed transaction. Such persons can also read AltEnergy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for a description of the security holdings of AltEnergy’s officers and directors and their respective interests as security holders in the consummation of the proposed transaction. When available, the definitive proxy statement/prospectus will be mailed to AltEnergy’s stockholders. Stockholders will also be able to obtain copies of such documents and all other relevant documents filed or that will be filed with the SEC by AltEnergy, without charge, once available, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from AltEnergy’s website https://altenergyacquisition.com/. Before making any voting decision, investors and security holders of AltEnergy and Car Tech, and other interested parties, are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including without limitation, statements regarding the proposed business combination between AltEnergy and Car Tech, the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Car Tech and the markets in which Car Tech intends to operate, business strategies, industry environment, potential growth opportunities, the effects of regulations and AltEnergy’s or Car Tech’s projected future results. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (including the negative versions of such words or expressions) are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors, stockholders, and other interested persons should carefully consider the risks and uncertainties described in AltEnergy’s final proxy statement/prospectus to be contained in the Form S-4 registration statement, including those under “Risk Factors” therein, AltEnergy’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by AltEnergy from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AltEnergy and Car Tech assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AltEnergy nor Car Tech gives any assurance that either AltEnergy or Car Tech will achieve its expectations.

Participants in the Solicitation

AltEnergy, Car Tech and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AltEnergy’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of AltEnergy’s directors and executive officers in AltEnergy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of AltEnergy’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available. Information concerning the interests of AltEnergy’s participants in the solicitation, which may, in some cases, be different than those of AltEnergy’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed transaction when it becomes available.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AltEnergy, Car Tech or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

For more information, contact:	Jon Darnell
203-299-1400
jdarnell@altenergyllc.com